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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 9, 2006

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         New York                                             13-3415815
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(State or other jurisdiction   Commission File Number)      (IRS Employer
    of incorporation)                                   Identification Number)


     One Rockefeller Plaza, Suite 400 New York, New York      10020-2002
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          (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 9, 2006, the registrant's parent company, Intervest Bancshares Corporation, announced the death of its Chairman and Chief Executive Officer, Jerome Dansker, age 87, who passed away last night after a brief illness. Mr. Dansker also served as Director, Chairman and Executive Vice President of the registrant. Consistent with the registrant's succession planning, his duties will be assumed by his son, Lowell S. Dansker, the registrant's Vice Chairman and President.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is filed with this report on Form 8-K:

     Exhibit No.    Description
     -----------    -----------

        99.1 Press Release of Intervest Bancshares Corporation dated August 9, 2006 incorporated by reference to Intervest Bancshares Corporation's Form 8-K filed on August 9, 2006 with the Securities and Exchange Commission, wherein such document is identified as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERVEST MORTGAGE CORPORATION

Date: August 9, 2006                   By: /s/ Lowell S. Dansker
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                                           LOWELL S. DANSKER, VICE CHAIRMAN
                                           AND PRESIDENT
                                           (Principal Executive and Financial
                                           Officer)